UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: FEBRUARY 17, 2005

(DATE OF EARLIEST EVENT REPORTED: FEBRUARY 11, 2005)

MTC TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-49890	02-0593816
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

4032 Linden Avenue, Dayton, Ohio	45432
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 252-9199

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 27, 2004, MTC Technologies, Inc., a Delaware corporation (the “Company”), and its wholly owned subsidiary, MTC Technologies, Inc., an Ohio corporation, entered into a definitive agreement with Dr. Paul Hsu and Majes Hsu, the shareholders of Manufacturing Technology, Inc., a Florida corporation (“MTI”), to purchase all the outstanding capital stock of MTI. As of February 11, 2005, the parties amended the definitive agreement to decrease the purchase price for the transaction from $75.0 million to $70.0 million and to incorporate an earn-out provision of $5.0 million based upon certain financial metrics to be achieved by MTI in calendar year 2005. It is anticipated that any earn-out payments would be made sometime in the first quarter of 2006 if the financial metrics are achieved. The transaction closed on February 11, 2005.

Based in Fort Walton Beach, Florida and founded by Dr. Paul Hsu in 1984, MTI was a privately held company with approximately $49.0 million revenue in 2004. MTI, with over 39 percent of its approximately 450 employees supporting sensitive government programs, specializes in total product life cycle support for electronic and other systems used in military and commercial applications. MTI’s major disciplines are obsolescence management, engineering, and electronics assembly. MTI’s customer base consists primarily of the U.S. Air Force, the U.S. Navy, and large prime contractors for the Department of Defense.

The purchase price for 100% of the outstanding capital stock of MTI was $70.0 million paid in cash on February 11, 2005, when the transaction closed, of which approximately $2.0 million was from available cash on hand, and $68.0 million was borrowed under the Company’s revolving credit facility (“Revolver”).

It is also anticipated that the Company will realize future income tax benefits with a net present value of approximately $12.0 million in future periods as the result of the MTI shareholders agreeing to a Section 338(h)(10) election under the Internal Revenue Code of 1986. In addition, MTI shareholders may receive additional cash payments of $5.0 million if certain operating goals are achieved for MTI’s calendar year 2005.

A copy of the press release announcing the completion of the transaction is attached as Exhibit 99.1 hereto and incorporated herein by reference. The summary of the transaction described above is qualified in its entirety by reference to the stock purchase agreement and the amendment to the stock purchase agreement attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The above statement regarding anticipated future income tax benefits resulting from this acquisition is a forward-looking statement that is subject to risks and uncertainties that could cause the actual results to differ materially from that implied by the forward-looking statement. These risks and uncertainties include: risks related to the growth of our FAST program, including strains on resources and decreases in operating margins; federal government audits and cost adjustments; differences between authorized amounts and amounts received by us under government contracts; government customers’ failure to exercise options under contracts; changes in federal government (or other applicable) procurement laws, regulations, policies and budgets; our ability to attract and retain qualified personnel; our ability to retain contracts during re-bidding processes; pricing pressures; undertaking acquisitions that might increase our costs or liabilities or be disruptive; integration of acquisitions; and changes in general economic and business conditions. This statement reflects the Company’s current belief and is based upon information currently available to it, and the Company specifically disclaims any obligation to update this statement.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information included in Item 1.01 regarding the closing of the MTI transaction is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information included in Item 1.01 regarding the borrowing under the Revolver is incorporated herein by reference. Borrowings under the Revolver bear interest at a rate of prime less 25 basis points. The Company will pay interest in March, June, September, and December of each calendar year beginning in March 2005. The Company’s borrowing under the Revolver, the availability of which was increased to $85 million in December 2004, the Revolver is subject to certain financial covenants, including covenants that are typical to a credit facility of this type, and contains customary events of default.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

As of the date of filing of this Current Report on Form 8-K, it is impracticable for MTC Technologies, Inc. to provide the financial statements required by Item 9.01 (a) of Form 8-K. In accordance with Item 9.01 (a) (4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than 71 days after the required filing date for this Current Report.

(b)	Pro Forma Financial Information

As of the date of filing this Current Report on Form 8-K, it is impracticable for MTC Technologies, Inc. to provide the pro forma financial information required by Item 9.01 (b) of Form 8-K. In accordance with Item 9.01 (b) (2) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than 71 days after the required filing date for this Current Report.

(c)	Exhibits

The exhibits listed below are being furnished pursuant to Item 9.01.

Ex. 2.1	Stock Purchase Agreement, dated as of December 27, 2004, by and among MTC Technologies, Inc., a Delaware corporation, MTC Technologies, Inc. (formerly known as Modern Technologies Corp.), an Ohio corporation, and Dr. Paul Hsu and Majes Hsu*

Ex. 2.2	Amendment to Stock Purchase Agreement, dated as of February 11, 2005, by and among MTC Technologies, Inc., a Delaware corporation, MTC Technologies, Inc. (formerly known as Modern Technologies Corp.), an Ohio corporation, and Dr. Paul Hsu and Majes Hsu*

Ex. 99.1	Press release, dated February 11, 2005

*	Pursuant to Item 601(b)(2) of Regulation S-K, MTC Technologies, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2005

MTC TECHNOLOGIES, INC.

/s/ Michael Gearhardt
Michael Gearhardt
Chief Financial Officer

EXHIBIT INDEX

Ex. 2.1	Stock Purchase Agreement, dated as of December 27, 2004, by and among MTC Technologies, Inc., a Delaware corporation, MTC Technologies, Inc. (formerly known as Modern Technologies Corp.), an Ohio corporation, and Dr. Paul Hsu and Majes Hsu*

Ex. 2.2	Amendment to Stock Purchase Agreement, dated as of February 11, 2005, by and among MTC Technologies, Inc., a Delaware corporation, MTC Technologies, Inc. (formerly known as Modern Technologies Corp.), an Ohio corporation, and Dr. Paul Hsu and Majes Hsu*

Ex. 99.1	Press Release, dated February 11, 2005

*	Pursuant to Item 601(b)(2) of Regulation S-K, MTC Technologies, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.